                                                                    EXHIBIT 24.1

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY

                                DECEMBER 18, 2006

      Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement and Power of Attorney as an exhibit thereto. This Joint Filing Agreement and Power of Attorney shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

      Know all men by these presents, that each party hereto hereby constitutes and appoints each of J. Kevin Ciavarra and Michael S. Minces, and each of them, as the true and lawful attorneys-in-fact and agents, or attorney-in-fact and agent, of such party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such party, place and stead, in any and all capacities, (i) to execute any and all filings required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto), for, in the name of, and on behalf of such party, (ii) to do and perform any and all acts for, in the name of, and on behalf of such party which said attorneys-in-fact, or any of them, determine may be necessary or appropriate to complete and execute any and all such filings, amendments, supplements, and/or exhibits, and any and all other document(s) in connection therewith, (iii) to file such filings, amendments, supplements, exhibits, and/or documents with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and (iv) to perform any and all other acts that said attorneys-in-fact or agents, or any of them, determine may be necessary or appropriate in connection with the foregoing that may be in the best interest of or legally required by such party, granting unto said attorneys-in-fact and agents, or any of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such party might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. Each party hereto hereby acknowledges that the foregoing attorneys-in-fact and agents, or any of them, in serving in such capacity at the request of such undersigned party, are not assuming any of the responsibilities of the undersigned to comply with Section 16 or Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                          SIGNATURE PAGE(s) TO FOLLOW.

      IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement and Power of Attorney to be executed and effective as of the date first written above.

                               HIGHLAND CREDIT STRATEGIES FUND

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               HIGHLAND MULTI-STRATEGY ONSHORE MASTER
                               SUBFUND, L.L.C.

                               By: Highland Multi-Strategy Master Fund, L.P.,
                                   its managing member
                               By: Highland Multi-Strategy Fund GP, L.P., its
                                   general partner
                               By: Highland Multi-Strategy Fund GP, L.L.C., its
                                   general partner
                               By: Highland Capital Management, L.P., its sole
                                   member
                               By: Strand Advisors Inc, its general partner

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               HIGHLAND MULTI-STRATEGY MASTER FUND, L.P.

                               By: Highland Multi-Strategy Fund GP, L.P., its
                                   general partner
                               By: Highland Multi-Strategy Fund GP, L.L.C., its
                                   general partner
                               By: Highland Capital Management, L.P., its sole
                                   member
                               By: Strand Advisors Inc, its general partner

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               HIGHLAND MULTI-STRATEGY FUND GP, L.P.

                               By: Highland Multi-Strategy Fund GP, L.L.C.,
                                   its general partner
                               By: Highland Capital Management, L.P., its sole
                                   member
                               By: Strand Advisors Inc, its general partner

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               HIGHLAND MULTI-STRATEGY FUND GP, L.L.C.

                               By: Highland Capital Management, L.P., its sole
                                   member
                               By: Strand Advisors Inc, its general partner

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               HIGHLAND CAPITAL MANAGEMENT, L.P.

                               By:    Strand Advisors, Inc., its general partner

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               STRAND ADVISORS, INC.

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero
                               Title: President

                               JAMES D. DONDERO

                               By:      /s/ James D. Dondero
                                      ------------------------------------------
                               Name:  James D. Dondero